                                                                    Exhibit 10.3

                              "LICENSE AGREEMENT"

        Confidential treatment requested for portions of this document


         LICENSE AGREEMENT (this "Agreement") dated as of the     day of      ,
1999, (the "Effective Date") by and among Jean-Louis Dasseux, with an address at 7898 Huron Oaks Drive, Brighton, Michigan 48116, Renate Sekul with an address at Wichernstrasse 13, D-68526 Ladenburg, Germany, Klaus Buttner with an address at Eichendorffstrasse 6, D-74925 Epfenbach, Germany, Isabelle Cornut with an address at Meisenweg 10, D-68535 Edingen-Neckarhausen, Germany, Guenther Metz with an address at Schenkendorfstrasse 1, D-53173 Bonn, Germany, and Jean Dufourcq with an address at Avenue Schweizer, F-33600 Pessac, France (individually an "Inventor" and collectively the "Inventors"), and Esperion
                  --------                        ---------
Therapeutics, Inc., a Delaware corporation with a principal place of business at 3621 S. State Street, 695 KMS Place, Ann Arbor, Michigan 48108 (the "Company").



                              W I T N E S S E T H :
                              - - - - - - - - - - -

         WHEREAS, the Inventors own or have exclusive rights to certain patent rights, proprietary information and know-how with respect to compositions and uses of peptide mimetics of Apoprotein A-I; and

         WHEREAS, the Company has an interest in acquiring exclusive rights to the Licensed Patents (as defined below) and non-exclusive rights to the Know-How (as defined below) from the Inventors and continuing the development thereof and products based thereon; and

         WHEREAS, the parties desire to enter into an agreement pursuant to which (i) the Inventors shall license to the Company the Licensed Patents and Know-How, and (ii) the Company will pursue the continued development of the Licensed Patents and Know-How and ultimately the commercialization of products based thereon.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


                             SECTION 1. DEF1NITIONS

         For the purpose of this Agreement, the following words and phrases shall have the meanings set forth below:

     1.1 "Affiliate" means, with respect to Company, any other Person that
          ---------
directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Company. For purposes hereof, the term "control" (including, with its correlative meanings, the terms
          -------
"controlled by" and "under common control with", with respect to the Company,
 -------------       -------------------------
means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the

Company (whether through the ownership of voting securities, by contract or otherwise); provided that in each event in which any Person owns directly or indirectly more than 50% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 50% of the ownership interest of any other Person, such Person shall be deemed to control such corporation or other Person.

     1.2 "Confidential Information" means any and all information (in any and
          ------------------------
every form and media) not generally known in the relevant trade or industry, which was obtained from any party or any Affiliate thereof in connection with this Agreement or the respective rights and obligations of the parties hereunder, including, without limitation, (a) information on trade secrets of such party or any Affiliate thereof, (b) information relating to existing or contemplated products, services, technology, designs, processes, formulae, research and development (in any and all stages) of such party or any Affiliate thereof, (c) information relating to the Licensed Patents, the Know-How or the Licensed Products, and (d) information relating to business plans, methods of doing business, sales or marketing methods, customer lists, customer usages and/or requirements and supplier information of such party or any Affiliate thereof, except that "Confidential Information" shall not include any information which (i) at the time of disclosure, is generally known to the public, (ii) after disclosure, becomes' part of the public knowledge (by publication or otherwise) other than by breach of this Agreement by the receiving party, (iii) the receiving party can verify by contemporaneous written documentation was in its possession at the time of disclosure and which was not obtained, directly or indirectly, from the other parry or any Affiliate thereof,
(iv) the receiving party can verify by contemporaneous written documentation results from research and development by the receiving party or any Affiliate thereof independent of disclosures by the other party or any Affiliate thereof or (v) the receiving party can prove was obtained from any Person who had the legal right to disclose such information, provided that such information was not obtained to the knowledge of the receiving party or any Affiliate thereof by such Person, directly or indirectly, from the other party or any Affiliate thereof on a confidential basis.

     1.3 "Control" (i) means with respect to any Licensed Patents, excluding
          -------
Improvement(s), the possession of the ability to grant a license or sublicense with respect thereto as provided for herein without violating the terms of any agreement with, or the rights of, any third Person and, (ii) means with respect to any Know-How and Improvement(s), that such Know-How or Improvement is known to, in the custody of and owned solely by one or more of the Inventors, and such Inventors are free to grant a license or sublicense hereunder without violating the terms of any agreement with, or rights of, any third Person.

     1.4 "FDA" means the United States Food and Drug Administration or any
          ---
successor agency thereof, or equivalent thereof in any country other than the United States.

     1.5 "Field" means Apoprotein A-I mimetics as described in the Licensed
          -----
Patents for the diagnosis and/or treatment of atherosclerosis and related metabolic diseases.

     1.6 "Governmental Approval" means any and all approvals, licenses,
          ---------------------
registrations or authorizations, including pricing approval, of any Federal, State or local agency, department, bureau or other governmental entity, foreign or domestic, necessary for the manufacture, use, storage, import, transport and sale of the Licensed Products in any regulatory jurisdiction.

     1.7 "Improvement" means any modification of a Licensed Product which is
          -----------
conceived by one or more of the Inventors during the term of this Agreement, provided that, such modification (i) if unlicensed, would infringe one or more claims of any Patent included within the Licensed Patents, and (ii) is Controlled by, such Inventor(s).

     1.8 "Licensed Product" means any product the manufacture, use or sale of
          ----------------
which would infringe at least one claim of any of the Licensed Patents.

     1.9 "Know-How" means any and all non-patented proprietary technology and
          --------
information necessary for the practice of the Licensed Patents, that is Controlled by one or more of the Inventors.

     1.10 "Licensed Patents" means all Patents(i) which have issued as of the
           ----------------
date of this Agreement, a list of which is attached hereto as Appendix A, (ii) which consist of applications pending as of the date of this Agreement, a list of which is attached hereto as Appendix B, and all patents issuing thereon, and
(iii) which consist of any improvement, and in each case described in clauses
(i) through (iii) hereof including any reissue, extension, substitution, continuation-in-part thereof and any provisional applications and any foreign counterparts and all patents that issue therefrom Controlled by one or more of the Inventors.

     1.11 "NDA" means a complete New Drug Application and all supplements
           ---
thereto filed with the FDA, including all documents, data and other information concerning a Licensed Product which are necessary for, or included in, FDA approval to market such Licensed Product as more fully defined in 21 C.F.R. (Sec.)314.5 et seq. For purposes of this Agreement, "NDA" shall also include any
            -------
analogous foreign applications f6r governmental and/or regulatory approval.

     1.12 "Net Sales" means gross receipts received by the Company, whether or
           ---------
not invoiced, and/or its Affiliates for the sale or other disposition of the Licensed Products, less the sum of the following (collectively, "Permitted
                                                                 ---------
Deductions"):
----------
     (1) discounts and rebates actually allowed in amounts customary in the trade;

     (2) ales taxes, customs and tariff duties and/or use taxes directly imposed and with reference to particular sales;

     (3) transportation and delivery charges (including insurance premiums related to transportation and delivery) prepaid or allowed; and

     (4)  amounts actually repaid, allowed or credited on returns.

         In the event of any sale of the Licensed Products by the Company to any Affiliate for resale to its customers, "Net Sales" shall be based on the greater
                                        ---------
of the amount actually received by the Company from its Affiliate or the amount actually received by such Affiliate from its customers for the sale of the Licensed Products, less (in either such case) the Permitted Deductions.

         Where Licensed Products are not sold, but are otherwise disposed of, the Net Sales of such products for the purpose of computing royalties shall be the selling price at which such products or products of a similar kind and quality, sold in similar quantities, are currently being offered for sale by Company, its sublicensees and/or Affiliates. Where such products are not currently being offered for sale by Company, the Net Sales of products otherwise disposed of, for purpose of computing royalties, shall be the average selling price at which products of similar kind and quality, sold in similar quantities, are then currently being offered for sale by other manufacturers. Where such products are not currently sold or offered for sale by Company or others, then the Net Sales, for the purpose of computing royalties, shall be the Company's cost of manufacture, determined by Company's accounting procedures, plus fifty percent (50%).

         If the Company, its sublicensees, or any of its Affiliates sells any Licensed Products in combination with other items which are not Licensed Products ("Other Items") at a single invoice price "Net Sales" for purposes
           -----------                              ---------
computing royalty payments on the combination shall be determined as follows:

               (1) if all Licensed Products and Other Items contained in the combination are available separately, "Net Sales" for purposes of computing royalty payments shall be determined by multiplying Net Sales of the combination of the fraction A/A + B, where A is the selling price of all Licensed Products in the combination and B is the selling price of all Other Items in the combination;

               (2) if the combination includes Other Items which are not sold separately (but all Licensed Products contained in the combination are available separately), "Net Sales" for purposes of computing royalty
                                  ---------
          payments shall be determined by multiplying Net Sales of the combination by A/C, where A is as defined above and C is the selling price of the combination; and

               (3) if neither the Licensed Products nor the Other Items contained in the combination are sold separately, "Net Sales" for purposes of computing royalty payments shall be determined by multiplying Net Sales of the combination by the fraction D/D + E, where D is the cost of manufacture of all Licensed Products in the combination and E is the cost of manufacture of all Other Items in the combination, all as reasonably determined by the Company (which determination shall be conclusive).

     1.13 "Patent" means (i) unexpired letters patent (including inventor's
           ------
certificates) which have not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken or has been taken within the required time period, including, without limitation, any substitution, extension, registration, confirmation, reissued, reexamination, renewal or any like filing thereof, and (ii) pending applications for letters patent.

     1.14 "Person" means any individual, estate, trust, partnership, joint
           ------
venture, association, firm, corporation or company, or governmental body, agency or official, or any other entity.


     1.15 "U.S. Dollars" and the sign "$" each means lawful currency of the
           ------------                -
United States of America.


                                SECTION 2. GRANT

     2.1 Grant of License. Upon the terms and subject to the conditions herein
         ----------------
stated, the Inventors hereby grant the Company (a) an exclusive, worldwide license, with the right to grant sublicenses, under the Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise dispose of the Licensed Products in the Field, and (b) subject to any pre-existing rights of third Persons, a non-exclusive worldwide license, with the right to grant sublicenses, under the Know-How to make, have made, use, import, offer for sale, sell and otherwise dispose of the Licensed Products in the Field.


     2.2 Delivery of Know-How. Pursuant to the license granted in Section 2.1
         --------------------
hereof, the Inventors shall promptly deliver to the Company originals or copies of all of their records, data and documentation relating to the Know-How, not already known to and/or in the possession of the Company as of the Effective Date.


                             SECTION 3. DEVELOPMENT

     3.1 Development Effort. The Company shall use commercially reasonable
         ------------------
efforts to develop and commercialize the Licensed Products.

     3.2 Development Review. The Company will make available to the Inventors an
         ------------------
annual summary of the Company's development efforts hereunder as follows: The Inventors hereby designate Dr. Jean-Louis Dasseux as their representative to receive such annual summaries, which summaries will disclose, in detail appropriate to the intent of the review, the activities undertaken pursuant to
Section 3.1 hereof and any significant developments during the preceding year. The Inventors may change their representative on written notice to the Company, but only to another of the Inventors who is not involved in any competitive activities in drug discovery or development, or a consultant to or employed by any third party so engaged. Such annual summaries will be held by the Inventors' representative in confidence. The Inventors may elect at any time (but not more than once each year) to designate an independent consultant who is acceptable to both the Company and the Inventors, for the purpose of determining compliance by the Company with its diligence obligations under Section 3.1 hereof. Such consultant shall enter into a written confidentiality agreement satisfactory to the Company, and shall disclose to the Inventors only whether the Company, in the opinion of such consultant, is in compliance with its diligence obligations under Section 3.1 hereof. The Company will provide such consultant with commercially reasonable access to information. The consultant shall conduct his/her review during normal business hours, and in a manner that does not interfere with the Company's business, and will complete his/her review within a reasonable time (not to exceed two weeks). The cost of such consultant, which will be borne solely by the Company, shall not exceed $1500 for each review plus reasonable out-of-pocket expenses. In the event that the Inventors' representative or consultant believes that the Company has not made a commercially reasonable effort pursuant to Section 3.1 hereof, then the parties shall enter into good faith discussions to resolve the issue(s) raised, including a cure for the potential breach in diligence, and allowing for a reasonable period of time within which the breach can be resolved. If the parties, however, are unable to agree on whether there has, in fact, been a breach of the Company's diligence obligations under Section 3.1 hereof, then the dispute will be resolved by binding arbitration, provided that, if the arbitrator determines that the Company s diligence obligations have not been satisfied, the Inventors shall have the right to terminate this Agreement and the Company's rights hereunder.

     3.3 Development Charges. All costs incurred by the Company in the
         -------------------
development of the Licensed Products, including, without limitation, payments for clinical trials and other studies, tests and all filings and applications and other actions necessary for achieving Governmental Approval of the Licensed Products, shall be the sole responsibility of the Company.


                    SECTION 4. ROYALTIES AND OTHER PAYMENTS

     4.1 License Fees. The Company shall pay to the Inventors an initial license
         ------------
fee of $50,000 in cash, which initial license fee shall be paid on the Effective Date.

     4.2 Milestone and Royalty Obligations.
         ---------------------------------

     4.2.1. For the rights, privileges and licenses granted hereunder, the Company shall pay the amounts set forth in this Section to the Inventors in the manner hereinafter provided during the term of this Agreement as follows:

     (1) a milestone payment in the amount of $50,000 in cash shall be made by the Company to the Inventors within fifteen (15) business days after the identification of the first lead candidate, which the Company decides to advance into pre-phase I evaluation, as a potential Licensed Product;

     (2)  a milestone payment in the amount of [      ] in cash shall be made by
          the Company to the Inventors within fifteen (15) business days after the enrollment of the first patient in a Phase HI clinical trial for the first Licensed Product after generation of data in a Phase H trial of data satisfactory to the Company supporting a clinical indication for which the Company is seeking approval;

     (3)  a milestone payment in the amount of [      ] in cash shall be made by
          the Company to the Inventors within fifteen (15) business days after submission of the first NDA in the United States or Europe for the first Licensed Product;

     (4)  a milestone payment in the amount of [     ] in cash shall be made by
          the Company to the Inventors within fifteen (15) business days after submission of the first NDA in the United States or Europe for the second and third Licensed Products;

     (5)  a milestone payment in the amount of [        ] in cash shall be made
          by the Company to the Inventors within fifteen (15) business days after approval of the first NDA in the United States or Europe for the first Licensed Product; and

     (6)  a milestone payment in the amount of [      ] in cash shall be made by
          the Company to the Inventors within fifteen (15) business days after approval of the first NDA in the United State s or Europe for the second and third Licensed Products.

[                 ] of the milestone payments made pursuant to clauses (iii)
through (vi) of this Section 4.2.1 shall be creditable against future royalties owed by the Company to the Inventors pursuant to Section 4.2.2 hereof.

     4.2.2. The Company shall pay to the Inventors royalties in the amount of
[               ]of the Net Sales of the Licensed Products by the Company and
its Affiliates, and the Company shall pay the Inventors [                ]
of the royalties received by the Company based on the sales of the
Licensed Products by its sublicensees and [            ] of all other cash
payments received by the Company from its sublicenses, excluding equity and research payments. In the event that the Company licenses additional patents from third parties which are required to practice the Licensed Patents, the Company shall be entitled to reduce Company's royalty payments to the Inventors hereunder by the amount of such royalty payments paid by the Company to such third parties; provided that the reduction for any given year does not reduce the royalties paid to the Inventors for such year to an amount less than [
            ] of Net Sales. In the event that no valid current claims of any Licensed Patent (including any claims of any patent application included therein) exist in a country with respect to a Licensed Product, then the royalties otherwise payable by the Company to the Inventors with respect to such
Licensed Product in such country will be reduced by [                   ].

     4.3 Limitation on Royalties. Notwithstanding anything to the contrary
         -----------------------
contained herein, (a) no royalties shall be payable by the Company with respect to the Net Sales of the Licensed Products to any of its Affiliates thereof (although such sales may be used as the basis for calculating Net Sales pursuant to Section 1. 12 hereof and the royalties payable to the Inventors based upon such Affiliates' Net Sales), and (b) no multiple royalties shall be payable in the event that any of the Licensed Products or the manufacture, use or sale thereof is covered by more than one patent included in the Licensed Patents.

     4.4 Unlicensed Competition. The Company shall promptly notify the
         ----------------------
Inventors, in writing, of any substantial unlicensed competition by any Person making, using, selling or importing a product in any geographic area which product infringes one or more claims of any Licensed Patent. If, one (1) year after such notice by Company, Company, after diligent efforts, has not abated such infringement (e.g., by sublicense or legal action), Inventors shall
                   ----
negotiate with Company in good faith in an attempt to adjust the royalty provided in Section 4.2.2 hereof, provided that, Company presents Inventors with evidence, satisfactory to Inventors, that such unlicensed competition, and not other market factors, is materially adversely affecting Net Sales.

     4.5 Withholding Taxes. The parties acknowledge and agree that there may be
         -----------------
deducted from any payments or royalties otherwise due and payable hereunder any taxes or other payments required to be paid by Inventors under applicable law with respect to such payments or royalties or otherwise relating to the Licensed Products.

     4.6 Payments to Inventors. All payments to be made by the Company to the
         ---------------------
Inventors under this Agreement shall be made by the Company to Jean-Louis Dasseux, and the Company shall have no responsibility whatsoever with respect to the division of any such payment among Inventors or the receipt by any particular Inventor of any particular portion of any such payment.

                SECTION 5. PAYMEENT OF ROYALTIES, ACCOUNTING FOR
                            ROYALTIES, RECORDS, ETC.

     5.1 Payment. Royalties payable hereunder shall be paid within 60 days after
         -------
the end of each calendar quarter, based on the Net Sales of the Licensed Products by the Company and its sublicensees and Affiliates during the preceding calendar quarter.

     5.2 Accounting Reports. With each quarterly payment, the Company shall
         ------------------
deliver to Jean-Louis Dasseux, on behalf of the Inventors, a full and accurate accounting that sets forth the following information:

          (a) total receipts for each Licensed Product sold or otherwise disposed of by Company and/or its Affiliates subject to royalty, by country, and, to the extent used in any royalty calculations during such quarter, the exchange rate set forth in Section 5.3 of this Agreement;

          (b) Royalties and other payments received by Company in connection with any sublicense of Company's rights under this Agreement, and compensation due to Inventors on sales or other disposition of Licensed Products by sublicensees and other cash payments pursuant to such sublicense; and

          (c)  total royalties and/or compensation payable to the Inventors.

     5.3 Accounting: Foreign Currency. The aggregate amount of the Net Sales of
         ----------------------------
the Licensed Products used for computing the royalties payable hereunder shall be computed in U.S. Dollars, and all payments of such royalties shall be made in U.S. Dollars. For purposes of determining the amount of royalties due, the amount of the Net Sales of the Licensed Products in any foreign currency shall be computed by converting such amounts into U.S. Dollars at the prevailing commercial rate of exchange for purchasing U.S. Dollars, as quoted in The Wall Street Journal, on the last business day of the calendar quarter with respect to which such royalty payment is payable hereunder.

     5.4 Records. The Company shall keep, and shall cause each of its Affiliates
         -------
and sublicensees to keep, for five (5) years, complete and accurate records of the Net Sales of the Licensed Products sold in sufficient detail to allow the royalties payable by the Company to be accurately determined. The Inventors shall have the right for a period of five (5) years after receiving any report or statement with respect to royalties due and payable hereunder by the Company to appoint an independent accounting firm to inspect and audit the relevant records of the Company and its Affiliates to verify such report or statement. The Company and its Affiliates shall make their records available for inspection and audit by such independent accounting firm during regular business hours at such place or places where such records are customarily kept, upon reasonable notice to the Company, to the extent reasonably necessary to verify the accuracy of the reports and payments required hereunder. The cost of any such inspection and audit shall be paid by the Inventors unless such inspection and audit discloses for any calendar quarter examined that there shall have been a discrepancy of greater than seven and one-half percent (7-1/2%) between the royalties payable hereunder by the Company and the royalties actually paid by the Company with respect to such calendar quarter, in which case the Company shall be responsible for the payment of the entire cost of such inspection and audit. In all cases, the Company shall pay to the Inventors any underpaid royalties promptly and with interest at the prime rate quoted by Citibank, N.A. on the date such payment was due.


                         SECTION 6. PATENT PROSECUTION

     6.1 Prosecution Obligation. The Company shall apply for, and maintain
         ----------------------
during the term of this Agreement any and all Licensed Patents in the European Patent Community, Japan, the United States of America and Canada and such other countries in which the Company desires in its sole discretion to commercialize the Licensed Products. All reasonable costs and expenses of the prosecution and maintenance of the Licensed Patents in such countries (including all governmental filing fees) shall be paid by the Company. The Inventors shall render reasonable assistance to the Company in filing and prosecuting such applications and maintaining the Licensed Patents in such countries whenever requested to do so, at the Company's expense.


                   SECTION 7. REPRESENTATIONS AND WARRANTIES.

     7.1 By the Company. The Company hereby represents and warrants to the
         --------------
Inventors that (a) the Company has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement, (b) the execution, delivery and performance by the Company of this Agreement do not contravene or constitute a default under any provision of applicable law or its articles or by-laws (or equivalent documents) or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company, (c) all licenses, consents, authorizations and approvals, if any, required for the execution, delivery and performance by the Company of this Agreement have been obtained and are in full force and effect and all conditions thereof have been complied with, and no other action by or with respect to, or filing with, any governmental authority or any other Person is required in connection with this execution, delivery and performance by the Company of this Agreement, (d) this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and (e) Company's patent counsel, Patrea Pabst, Esq. has had full access to and has reviewed to her satisfaction the complete and correct files relating to the prosecution of the Licensed Patents.

     7.2 By The Inventors. The Inventors hereby jointly and severally represent
         ----------------
and warrant to the Company that (a) the Inventors have full legal right, power and authority to execute, deliver and perform their obligations under this Agreement, (b) the execution, delivery and performance by the Inventors of this Agreement do not contravene or constitute a default under any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Inventors, (c) all licenses, consents, authorizations and approvals, if any, required for the execution, delivery and performance by the Inventors of this Agreement have been obtained and are in full force and effect and all conditions thereof have been complied with, and no other action by or with respect to, or filing with, any governmental authority or any other Person is required in connection with the execution, delivery and performance by the Inventors of this Agreement, (d) to the best knowledge of the Inventors, the Inventors are the exclusive owners of all legal and beneficial right, title and interest in and to the Licensed Patents, (e) as of the Effective Date (and without undertaking any independent investigation), the Inventors are not aware of any patent or other right of any third Person that would be infringed or violated by the practice of the Licensed Patents as contemplated by Section 2.1 hereof, (f) the Inventors have caused to be made available to the Company complete and correct files of their patent counsel relating to the prosecution of the Licensed Patents, and (g) this Agreement constitutes a valid and binding agreement of the Inventors, enforceable against the Inventors, in accordance with its terms.

     7.3 Survival of Representations and Warrants. The representations and
         ----------------------------------------
warranties contained herein shall survive the execution, delivery and performance of this Agreement by the parties, notwithstanding any investigation at any time on or prior to the date hereof made by or on behalf of any party or parties.


                      SECTION 8. THIRD PARTY INFRINGEMENT

     8.1 Third Party Infringement.

         8.1.1. Notice. In the event that either party becomes aware of any
                ------
substantial infringement of the Licensed Patents, such party shall notify the other party of the substantial infringement in writing and must provide a summary of the relevant facts and circumstances known to such party relating to such infringement. Neither party will notify a third Person of the substantial agreement of any of the Licensed Patents without first obtaining consent of the other party, which consent shall not be unreasonably withheld or delayed. The parties agree to consult with each other, prior to the commencement of any legal or patent office proceedings, as to the most effective way of pursuing such matter.

         8.1.2. Company Options. During the term of this Agreement, the Company
                ---------------
shall have the right, but shall not be obligated, to prosecute, at its own expense, any infringements of the Licensed Patents, to defend the Licensed Patents and to recover, for its own account, any damages, awards or settlements resulting therefrom. The Inventors hereby agree that the Company may join one or more of the Inventors as a party plaintiff in any such suit, without expense to the Inventors. The Company shall hold harmless and indemnify the Inventors from and against any order for costs arising without fault of the Inventors that may be made against the Inventors by reason of being named a party plaintiff in such proceedings. The Company shall have sole control of any such suit and all negotiations for its settlement or compromise, provided that, the Company shall not settle or compromise any such suit or enter into any consent order for the settlement or compromise thereof that adversely affects the Licensed Patents without the prior written consent of a majority of the Inventors, or Jean-Louis Dasseux (on behalf of the Inventors), which consent shall not be unreasonably withheld or delayed. The total cost of any infringement action commenced or defended solely by the Company shall be borne by the Company.

         8.1.3. Investors' Options. If, within one (1) year after having been
                ------------------
notified of any, potential infringement subject to the provisions of Sections 8.1.2, the Company shall have been unsuccessful in causing the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if the Company notifies the Inventors at any time prior thereto of its intention not to bring suit against any alleged infringer, then, in those events only, the Inventors shall have the right, but shall not be obligated, to prosecute, at their own expense, any infringements of the Licensed Patents, to defend the Licensed Patents and to recover, for their own account, any damages, awards or settlements resulting therefrom. The Company hereby agrees that the Inventors may join the Company as a party plaintiff in any such suit, without expense to the Company. The Inventors shall hold harmless and indemnify the Company from and against any order for costs arising without fault of the Company that may be made against the Company by reason of being named a party plaintiff in such proceedings. The Inventors shall have sole control of any such suit and all negotiations for its settlement or compromise, provided that the Inventors shall not settle or compromise any such suit or enter into any consent order for the settlement or compromise thereof that adversely affects the Licensed Patents or any of the licenses or rights of the Company hereunder, without the prior written consent of the Company which consent shall not be unreasonably withheld or delayed. The total cost of any infringement action commenced or defended solely by the Inventors shall be borne by the Inventors.

     8.2 Infringement Charges Against the Company. In the event that any action,
         ----------------------------------------
suit or proceeding is brought against, or written notice or threat thereof is provided to, the Company alleging infringement of any patent or unauthorized use or misappropriation of technology arising out of or in connection with the Company's practice of Licensed Patents, the Company shall defend at its own expense such action, suit or proceeding and, in futherance of such rights, the Inventors hereby agree that the Company may join one or more of the Inventors as a party in such suit, without expense to the Inventors. The Company shall hold harmless and indemnify the Inventors from and against any order for costs arising without fault of the Inventors that may be made against the Inventors in such proceedings. The Inventors agree to cooperate with the Company, at the Company's expense, in connection with the Company's response to or defense of such action, suit or proceeding, or notice or threat thereof

     8.3 Cooperation. In the event that a party shall undertake the enforcement
         -----------
and/or defense of the Licensed Patents by legal or patent office proceedings pursuant to this Agreement, the other party shall, at the request and expense of the party undertaking such enforcement and/or defense, cooperate in all reasonable respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples and the like.

     8.4 Company Rights. The Company shall have the sole right in accordance
         --------------
with the terms and conditions hereof to sublicense any alleged infringer for future use of the Licensed Patents to which it has exclusive rights under
Section 2.1 of this Agreement.


                           SECTION 9. INDEMNIFICATION

     9.1 Indemnification. The Company hereby agrees that it shall be responsible
         ---------------
for, indemnify, hold harmless and defend the Inventors and their Affiliates and heirs, successors and assigns (collectively, the "Indemnities"), from and against any and all claims, demands, losses, liabilities, damages, costs and expenses (including the cost of settlement, reasonable legal and accounting fees and any other expenses for investigating or defending any actions or threatened actions) (collectively, "Losses") suffered or incurred by any Indemnitee arising out of, relating to, resulting from or in connection with (a) a claim brought by a third Person of personal injury (including death) or property damage caused by a Licensed Product manufactured by or for the Company its Affiliates or sublicensees, (b) the exercise of any of the rights and/or licenses granted herein to Company, its Affiliates, or any sublicensee, and (c) any action, suit or other proceeding, or compromise, settlement or judgment, relating to any of the foregoing matters described in subparagraph (a) hereof with respect to which the Indemnitees are entitled to indemnification hereunder. The foregoing shall not apply to the extent that such Losses are due to the willful misconduct or gross negligence of any of the Indemnitees.

     9.2 Notice of Claims. In the event that a claim is made pursuant to Section
         ----------------
9.1 above against any Indemnitee, the Indemnitee agrees to promptly notify the Company of such claim or action and, in any such case the Company shall assume control of the defense of such claim or action; provided, however, that (a) all Indemnitees shall be entitled to participate therein (through a single counsel of their own choosing) at the Indemnitees' sole cost and expense, (b) the Indemnitees shall fully cooperate with the Company in all reasonable respects, and (c) the Company shall not settle or compromise any such claim or action without the prior written consent of the Indemnitees, unless such settlement or compromise includes a general release of the Indemnities from any and all liability with respect thereto and does not include an admission of liability on the part of any Indemnitee, and does not impose any restriction on the conduct by such Indemnitee of any of its activities.


                          SECTION 10. CONFIDENTIALITY

     10.1 Confidentiality. The parties each recognize that the Confidential
          ---------------
Information of the other party and any and all Affiliates and sublicensees thereof constitute valuable confidential and proprietary information. Accordingly, the parties each agree that they and any Affiliates shall, during the term of this Agreement and for a period of five (5) years after the termination hereof for any reason, hold in confidence all Confidential Information of the other party (including this Agreement and the terms hereof) and not use the same for any purpose other dm as set forth in this Agreement or disclose the same to any other Person except to the extent that it is necessary for such party to enforce its rights under this Agreement or if required by law or any governmental authority (including, without limitation, any stock exchange upon which such party's shares or other equity securities may be traded); provided, however' if any party shall be required by law to disclose any such Confidential Information to any other Person, such party shall give prompt written notice thereof to the other party and shall minimize such disclosure to the amount required. Notwithstanding the foregoing, either party may disclose Confidential Information of the other (a) to such party's attorneys, accountants and other professional advisors under an obligation of confidentiality to such party, (b) to such party's banks or other financial institutions or venture capital sources for the purpose of raising capital or borrowing money or maintaining compliance with agreements, arrangements and understandings relating thereto, and (c) to any Person who proposes to purchase or otherwise succeed (by merger, operation of law or otherwise) to all of such party's right, title and interest in, to and under this Agreement, if such Person identified in subparagraphs (b) and (c) of this Section IO. I agrees to maintain the confidentiality of such Confidential Information pursuant to a written agreement in form and substance reasonably satisfactory to the parties. The standard of care required to be observed hereunder shall be not less than the degree of care which each party uses to protect its own information of a confidential nature. The Company agrees that any and all Affiliates and sublicensees thereof shall enter into and maintain appropriate confidentiality agreements prior to receiving Confidential Information belonging to the Inventors and/or relating to the subject matter of this Agreement.


                SECTION 11. INTELLECTUAL PROPERTY; IMPROVEMENTS

     11.1 Rights to Propriety Technology. Neither party shall through this
          ------------------------------
Agreement obtain any rights to the other party's proprietary technology except for such rights as are expressly granted or allocated under this Agreement.

     11.2 Improvements and Filing, Prosecution and Maintenance of Patents.
          ---------------------------------------------------------------

          11.2.1. Any improvement to the Licensed Patents, the Know-How or any Licensed Product discovered or developed by any party during the term of this Agreement shall be owned solely by such party, provided that, any Improvement shall be subject to the license granted to Company under Section 2. 1(c) hereof.

          11.2.2. Subject to Company'sobligationsetforthinSection6.lhereofifany improvements owned by either party are deemed patentable, such party shall be entitled to file and prosecute patent applications related thereto and maintain patents issued thereon, in its own name and, at its own cost. The other party shall render reasonable assistance to such party in filing such applications whenever requested to do so, at such party's sole cost and expense. The Company and the Inventors agree to sign and execute such forms and documents as may be reasonably requested by the other party as being necessary or desirable to vest or confirm in such other party title to all such improvements owned by such other party.

                     SECTION 12. LIMITATIONS ON LIABILITY

     12.1 No Warranties. Except as expressly set forth in Section 7 hereof,
          -------------
neither party makes any representations or warranties as to any matter whatsoever. EACH PARTY HEREBY DISCLAIMS ANY AND ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED PATENTS, THE KNOW-HOW AND THE LICENSED PRODUCTS, INCLUDING, WITHOUT LMTATION, ANY WARRANTIES OF MERCHANTABI]LITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

     12.2 Limitations of Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE
          ------------------------
LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL OR INDIRECT DAMAGES OF ANY KIND WHATSOEVER.

     12.3 Force Majeure. No party shall be liable for failure or delay in
          -------------
performing any of its obligations hereunder if such failure or delay is occasioned by compliance with any governmental regulation, request or order, or by circumstances beyond the reasonable control of the party so failing or delaying, including, without limitation, Acts of God, war, insurrection, fire, flood, accident, labor strikes, work stoppage or slowdown (whether or not such labor event is within the reasonable control of the parties), or inability to obtain raw materials, supplies, power or equipment necessary to enable such party to perform its obligations hereunder. Each party shall (a) promptly notify the other party in writing of any such event of force majeure, the expected duration thereof and its anticipated effect on the ability of such party to perform its obligations hereunder, and (b) make reasonable efforts to remedy any such event of force majeure.


                          SECTION 13. NON-USE OF NAMES

     Neither party shall use the name of the other party nor the name of any of Affiliates or employees of such other party, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from such other party in each case (which consent shall not be unreasonably withheld or delayed).


                           SECTION 14. PATENT MARKING

     The Company shall mark all Licensed Products made, used, offered for sale, sold or imported under this Agreement, or their containers, in accordance with the applicable patent marking laws.

                        SECTION 15. TERM AND TERMINATION

     15.1 Term. This Agreement shall be effective from the date of its execution
          ----
by the parties and, unless sooner terminated in accordance with the provisions of this Section 15, shall continue until the later to occur of (i) 10 years from the date of this Agreement, or (ii) the last to expire of any Patent included within the Licensed Patents.

     15.2 Events of Default. Each party shall have the right to terminate this
          -----------------
Agreement upon the occurrence of any of the following events (each, an "Event of
                                                                        --------
Default") with respect to the other party (the "Defaulting Party"): (a) to the
-------                                         ----------------
extent permitted by law, the Inventors may terminate this Agreement if a decree or order shall have been entered by a court of competent jurisdiction adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Company under any bankruptcy law or any other similar applicable statute, law or regulation, or a decree or order of a court of competent jurisdiction shall have been entered for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or a substantial part of its property, or for the winding up or liquidation of its affairs; and (b) to the extent permitted by law, the Inventors may terminate this Agreement if the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy petition against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition, liquidation or similar relief under any bankruptcy law or any other similar applicable statute, law or regulation, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable to pay its debts generally as they become due.

     15.3 Termination. Each party may terminate this Agreement upon the
          -----------
occurrence of an Event of Default specified in Section 15.2 by giving written notice thereof to the other party, which notice shall specifically identify the reason(s) for such termination. In addition, (i) the Company may terminate this Agreement at any time by giving at least ninety (90) days' prior written notice to the Inventors; and (ii) this Agreement shall terminate upon written notice of a material breach of the terms of this Agreement to a Defaulting Party unless the same and all of its effects are remedied within thirty (30) days after such written notice thereof is given by the other party to the Defaulting Party. The failure by the Company substantially to comply with the diligence obligations set forth in Section 3.1 of this Agreement, or to pay the Inventors any royalties or other payments when due and payable in accordance with the provisions of Section 4 hereof shall be deemed a material breach of this Agreement.

     15.4 Consequences of Termination. Upon the termination of this Agreement by
          ---------------------------
the Company for any reason other than an Event of Default on the part of the Inventors, all rights and obligations of the Company hereunder shall revert to the Inventors. The termination of this Agreement for any reason shall be without prejudice to (i) the right of the Inventors to receive all amounts accrued under
Section 4 hereof prior to the effective date of such termination, (ii) the rights and obligations of the parties pursuant to Sections 6, 8 and 9 hereof, and (iii) any other remedies as may now or hereafter be available to any party, whether under this Agreement or otherwise. Upon any termination of this Agreement which results in the reversion to the Inventors of the rights and obligations of the Company hereunder pursuant to the first sentence of this Section 15.4 (a) the Company and its Affiliates and sublicensees shall immediately discontinue the manufacture, use and sale of the Licensed Products, and (b) each party and its Affiliates shall immediately cease the use of all Confidential Information obtained from the other party or any Affiliate thereof, provided that, upon termination of this Agreement by the Company, the Inventors may, in their sole discretion, ratify and maintain in full force and effect any sublicense(s) of the rights granted under this Agreement.

                          SECTION 16. EXPORT CONTROLS

         All obligations to furnish goods, technology, or software under this Agreement are subject to U.S. Export Control Laws and Regulations. Company agrees to comply fully with all applicable laws and regulations before exporting any goods, technology, or software to any Person. Company recognizes and agrees that its obligations to comply with U.S. export control laws and regulations survive the termination or expiration of this Agreement.

                           SECTION 17. MISCELLANEOUS

     17.1 Notices. All notices, reports and/or other communications made in
          -------
accordance with this Agreement, shall be deemed to be duly made or given (i) when delivered by hand, (ii) three days after being mailed by registered or certified mail (air mail if mailed overseas), return receipt requested, or (iii) when received by the addressee, if sent by facsimile transmission or by Express Mail, Federal Express or other express delivery service (receipt requested), in each case addressed to such party at its address set forth below (or to such other address as such party may hereafter designate as to itself by notice to the other party hereto):

         In the case of the Company:

                  Esperion Therapeutics, Inc.
                  3621 S. State Street
                  695 KMS Place
                  Ann Arbor, MI 48108
                  Attention: President
                  Telecopier: (734)  332-0516
         with a copy to:

                  Sills Cummis Radin
                  Tischman Epstein & Gross, P.A.
                  One Riverfront Plaza
                  Newark, New Jersey  07102
                  Attention: Ira A. Rosenberg, Esq.
                  Telecopier: (973)  643-6500

         In the case of the Inventors:

                  To his or her address set forth at the beginning of this Agreement with a copy to:

                  Ann L. Gisolfi, Esq.
                  Pennie & Edmonds LLP
                  1155 Avenue of the Americas
                  New York, New York 10036
                  Telecopier: (212)  869-9741

     17.2 Amendment, etc. This Agreement may not be amended or modified, nor may
          --------------
any right or remedy of any party be waived, unless the same is in writing and signed by such party or a duly authorized representative of such party. The waiver by any party of the breach of any term or provision hereof by any other party shall not be construed as a waiver of any other subsequent breach.

     17.3 No Waiver: Remedies. No failure or delay by any party in exercising
          -------------------
any of its rights or remedies hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the parties provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

     17.4 Assignment. Neither party may assign or otherwise transfer this
          ----------
Agreement or any -of its rights, duties or obligations hereunder without the prior written consent of the other party.

     17.5 Sublicense of Rights by the Company. If the Company sublicenses any of
          -----------------------------------
its rights under this Agreement to a sublicensee, such sublicensee shall be bound by the terms and conditions of this Agreement. The Company shall advise the Inventors in writing of any such sublicense and provide the Inventors with a copy of any sublicense within thirty (30) days of execution of such sublicense; provided that, the Company may redact such copy to delete any financial provisions.

     17.6 The Company as Guarantor. The Company shall guarantee and be
          ------------------------
responsible for the payment of all royalties due and the making of reports under this

Agreement by reason of the development and sales of any Licensed Products by the Company, its Affiliates and sublicensees and their compliance with all applicable terms of this Agreement. The performance or satisfaction of any obligations of the Company under this Agreement by any of its Affiliates or sublicensees shall be deemed performance or satisfaction of such obligation by the Company.

     17.7 Relationship of Parties. The Company, on the one hand, and the
          -----------------------
Inventors, on the other hand, are not (and nothing in this Agreement shall be construed to constitute them) partners, joint venturers, agents, representatives or employees of each other (except that Jean-Louis Dasseux is an employee of the Company), nor to create any relationships between them other than that of an independent contractor. Neither the Company, on one hand, nor the Inventors, on the other hand, shall have any responsibility or liability for the actions of the other party except as specifically provided herein. Neither the Company, on one hand, nor the Inventors, on the other hand, shall have any right or authority to bind or obligate the other in any manner or make any representation or warranty on behalf of the other. The foregoing provisions of this Section
17.7 relate solely to the relationship between the Company, on the one hand, and the Inventors, on the other hand. All covenants, representations and warranties of the Inventors hereunder are joint and several obligations of the Inventors to the Company hereunder and one or more Inventors may act as agent or representative of the other Inventors hereunder to the extent expressly provided herein.

     17.8 Expenses. Unless otherwise provided herein, all costs and expenses
          --------
incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party which shall have incurred the same and the other party shall have no liability relating thereto.

     17.9 Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
between the parties and supersedes all prior proposals, communications, representations and agreements, whether oral or written, with respect to the subject matter hereof.

     17.10 Severability. Any term or provision of this Agreement which is
           ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions hereof in any other jurisdiction.

     17.11 Counterparts. This Agreement may be signed in any number of
           ------------
counterparts,each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     17.12 Headings. The headings used in this Agreement are for convenience of
           --------
reference only and shall not affect the meaning or construction of this Agreement.

     17.13 Governing Law. This Agreement, including the performance and
           -------------
enforceability hereof, shall be governed by and construed in accordance with the laws of the State of Michigan, without reference to choice of law doctrine. Each party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the State of Michigan and any courts of appeal therefrom, and waives any objection (on the grounds of lack of jurisdiction, or forum non conveniens or otherwise) to the
                                          --- ----------
exercise of such jurisdiction over it by any such courts.

     17.14 Arbitration. Except as expressly provided herein, any dispute,
           -----------
controversy, or claim arising out of or relating to this Agreement, its validity, construction or enforceability or the breach of any of the terms or provisions hereof shall be settled by arbitration under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators, one selected by each party and the third selected by the other two arbitrators. Any arbitration proceeding commenced by either party shall be held in the New York City, New York. The decision of the arbitrators shall be final and binding upon the parties and judgment upon the decision by the arbitrators may be entered in any court of competent jurisdiction, and execution may be had thereon. The expense of such arbitration, including attorneys' fees, shall be allocated between the parties as the arbitrators may decide and as the claims and interests of each party may prevail. Notwithstanding anything to the contrary contained in this Section 17.14, any dispute, controversy or claim relating to actual or threatened unauthorized use or disclosure of any Confidential Information, or the validity, applicability, enforceability or infringement of any patent rights, shall not be required to be submitted to arbitration hereunder and may be resolved by a court of competent jurisdiction.

     17.15 Representative of Inventors. Each of Inventors, by executing this
           ---------------------------
Agreement, irrevocably appoints Jean-Louis Dasseux (the "Inventors' Representative") as his agent and true and lawful attorney-in-fact, with full power of substitution, with full capacity and authority and in his sole discretion, to act in the name of and for and on behalf of each of them in connection with all matters arising out of, resulting from, contemplated by or related or incident to this Agreement. Without limiting the generality of the foregoing, the powers of the Inventors' Representative shall include the power to represent each of the Inventors with respect to all aspects of this Agreement, which power shall include, without limitation, the power to (i) receive any payment or transfer to be made pursuant to this Agreement, (ii) waive any and all conditions of this Agreement, (iii) amend this Agreement and any agreement executed in connection herewith in any respect, (iv) settle claims for indemnity pursuant to Section 9.1 hereof, (v) retain legal counsel and be reimbursed by Inventors for all fees, expenses and other charges of such legal counsel, (vi) receive notices or other communications, (vii) deliver any notices, certificates or other documents required, and (viii) take all such other action and to do all such other things as the Inventors' Representative deems necessary or advisable with respect to this Agreement. The Company shall have the absolute right and authority to rely upon the acts taken or omitted to be taken by the Inventors' Representative on behalf of the Inventors and the Company shall have no duty to inquire as to the acts and omissions of Inventors' Representative. Each of the Inventors acknowledge and agree that (i) all deliveries by the Company to Inventors Representative shall be deemed deliveries to each of the Inventors, (ii) the Company shall not have any liability with respect to any aspect of the distribution or communication of such deliveries between the Inventors' Representative and any of the Inventors or among any thereof, and (iii) any disclosure made to the Inventors Representative by or on behalf of the Company shall be deemed to be disclosure made to each. In the event the Inventors' Representative refuses to, or is no longer capable of, serving as Inventors' Representative hereunder, each of the Inventors shall promptly appoint a successor Inventors' Representative who shall thereafter by a successor Inventors' Representative hereunder.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written below.

                                                     EXPERION THERAPEUTICS, INC.


                                          By:  /s/ Roger S. Newton
                                             ----------------------------------
                                               Roger S. Newton, President & CEO

                                               /s/ Jean-Louis Dasseux
                                             ----------------------------------
                                               Jean-Louis Dasseux

                                               /s/ Renate Sekul
                                             ----------------------------------
                                               Renate Sekul

                                               /s/ Klaus Buttner
                                             ----------------------------------
                                               Klaus Buttner

                                               /s/ Isabelle Cornut
                                             ----------------------------------
                                               Isabelle Cornut

                                               /s/ Guenther Metz
                                             ----------------------------------
                                               Guenther Metz

                                               /s/ Jean Defourcq
                                             ----------------------------------
                                               Jean Dufourcq

                                  APPENDIX A
                                  ----------

                        Amended as of February 22, 2000

--------------------------------------------------------------------------------
         Title                        Patent No.              Issue Date
         -----                        ----------              -----------
--------------------------------------------------------------------------------
APOLIPOPROTEIN AI               US 6,004,925            12/21/99
AGONISTS AND THEIR USE
TO TREAT DYSLIPIDEMIC
DISORDERS (10001)
--------------------------------------------------------------------------------

                                                            APPENDIX B
                                                            ----------

                                                  Amended as of February 22, 2000

---------------------------------------------------------------------------------------------------------------------------
                        Title                                                   Serial No.              Filing Date
                        -----                                                   ----------              -----------
---------------------------------------------------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               PCT/US98/20327          09/28/98
DYSLIPIDEMIC DISORDERS (10001)
-------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               08/940,096              09/28/97
DYSLIPIDEMIC DISORDERS (5005)
---------------------------------------------------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               PCT/US98/20326          09/28/98
DYSLIPIDEMIC DISORDERS (50051)
-------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               08/940,093              09/28/97
DYSLIPIDEMIC DISORDERS (18-mer)
-------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               PCT/US98/20328          09/28/81
DYSLIPIDEMIC DISORDERS (18-mer)
---------------------------------------------------------------------------------------------------------------------------
GENE THERAPY APPROACHES TO SUPPLY APOLIPOPROTEIN                                08/940,136              09/29/97
A-I AGONISTS AND THEIR USE TO TREAT DYSLIPIDEMIC
DISORDERS
-------------------------------------------------------------------------------
GENE THERAPY APPROACHES TO SUPPLY APOLIPOPROTEIN                                PCT/US98/20329          09/28/98
A-I AGONISTS AND THEIR USE TO TREAT DYSLIPIDEMIC
DISORDERS
---------------------------------------------------------------------------------------------------------------------------
PEPTIDE/LIPID COMPLEX FORMATION BY CO-                                          08/942,597              10/02/97
LYOPHILIZATION
---------------------------------------------------------------------------------------------------------------------------
PEPTIDE/LIPID COMPLEX FORMATION BY CO-                                          PCT/US98/20330          09/28/98
LYOPHILIZATION
---------------------------------------------------------------------------------------------------------------------------
MULTIMERIC APO AI AGONIST COMPOUNDS                                             09/453,841              12/01/99
---------------------------------------------------------------------------------------------------------------------------
MULTIMERIC APO AI AGONIST COMPOUNDS                                             09/453,840              12/01/99
---------------------------------------------------------------------------------------------------------------------------
BRANCHED APO AI AGONIST COMPOUNDS                                               09/453,833              12/01/99
---------------------------------------------------------------------------------------------------------------------------
LIPID COMPLEXES OF APO AI AGONIST COMPOUNDS                                     09/453,838              12/01/99
---------------------------------------------------------------------------------------------------------------------------
METHOD OF TREATING DYSLIPIDEMIA                                                 09/453,826              12/01/99
---------------------------------------------------------------------------------------------------------------------------
METHOD OF TREATING SEPTIC SHOCK                                                 09/453,605              12/01/99
---------------------------------------------------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               09/453,834              12/01/99
DYSLIPIDEMIC DISORDERS (10001)
---------------------------------------------------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               09/465,719              12/17/99
DYSLIPIDEMIC DISORDERS (5005)
---------------------------------------------------------------------------------------------------------------------------
APOLIPOPROTEIN AI AGONISTS AND THEIR USE TO TREAT                               09/465,718              12/17/99
DYSLIPIDEMIC DISORDERS (18-mer)
---------------------------------------------------------------------------------------------------------------------------

The foregoing Amended Appendices A and B to the License Agreement entered into between Esperion Therapeutics, Inc. and the Inventors on August 23, 1999 are hereby Acknowledged and Agreed to:


/s/ Roger S. Newton                             2/22/00
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By Esperion Therapeutics, Inc.              Date


/s/ Jean-Louis Dasseux                      February 22, 2000
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By the Inventors,
  as represented by Jean-Louis Dasseux